EXHIBIT 10.15.6

DAIMLERCHRYSLER

DaimlerChrysler Services

April 26, 2005

Lithia Motors, Inc.
360 E. Jackson Street
Medford, Oregon 97501
Attention:	Jeffrey B. DeBoer
Larissa McAlister

Re:          Credit Agreement, dated as of February 25, 2003 (as amended, the “Credit Agreement”), among Lithia Motors, Inc. an Oregon corporation, various lenders and DaimlerChrysler Services North America LLC, as Agent.

This letter serves as notice pursuant to Section 2.6 of the Credit Agreement that the Termination Date is hereby extended for an additional one year period. The new Termination Date shall be May 1, 2008. All capitalized terms used herein without definition have the meanings assigned thereto in the Credit Agreement.

Very truly yours,

DAIMLERCHRYSLER SERVIES NORTH AMERICA LLC, as Agent and as a Lender

By:	/s/ Michele Nowak
Its: Credit Director National Accounts

CONCUR:

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:	/s/ Reed Boozer
Its: National Dealer Credit Manager

DaimlerChrysler Services
North America LLC
27777 Inkster Road
CIMS 405-23-05
A Company of the DaimlerChrysler Group	Farmington Hills, MI 48334